UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2006
Date of Report (Date of earliest event reported)

ARVANA INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-30695	87-0618509
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 2610, 1066 West Hastings Street
Vancouver, British Columbia, Canada	V6E 3X2
(Address of principal executive offices)	(Zip Code)

604-684-4691
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On October 31, 2006, Arvana Inc. (the “Company”) entered into a termination agreement with Gloinfo 500 Soluções EM Telemática Ltda. (“Gloinfo”), Paulo Santos Messina and Lucia Sangiacomo Messina, Arvana Participações S.A., (“Avana Par”), Arvana Comunicações do Brasil S. A. (“Arvana Com”) and Arvana Networks Inc. whereby the investment agreement dated October 6, 2005 (the “Investment Agreement”) between the parties has been terminated. Arvana Par is a wholly owned subsidiary of Arvana Networks. Gloinfo is a Brazilian limited company that is controlled by Mr. Messina.

The Investment Agreement provided for subscription for the capital stock of Arvana Com by each of Arvana Par and Gloinfo. Arvana Com is a Brazilian corporation that was formed to carry out a VOIP business in Brazil as a jointly owned venture between Arvana Par and Gloinfo. As a result of the initial closing under the Investment Agreement on October 6, 2005, Arvana Par owned 75% of Arvana Com and Gloinfo owned 25%.

During the first quarter of fiscal 2006, our management entered into negotiations with the principals of Gloinfo with the intention of terminating the Investment Agreement by mutual agreement. The termination agreement was concluded on October 31, 2006.

The principal terms of the termination agreement are as follows:

  The Investment Agreement has been terminated and the parties have granted mutual releases;

  The parties have agreed to cause Arvana Com to redeem all of the shares held by Gloinfo in Arvana Com for a redemption price of R$98,200 (equivalent to US$45,798 based on the exchange rate of US$1.00/R$2.14 as at November 2, 2006);

  The shareholders agreement entered into by Gloinfo and Arvana on October 6, 2006 will terminate upon redemption of Gloinfo’s interest in Arvana Com;

  Arvana Com has agreed to sell and Gloinfo has agreed to purchase all assets contributed by Gloinfo to the Company for their book value of R$93,200.91 (equivalent to US$43,467 based on the exchange rate of US$1.00/R$2.14 as at November 2, 2006);

  Except for the “Televoz” trademark and web site, Gloinfo will no longer be required to transfer or assign to Arvana Com the trademarks “Intervoz” and “Televoz” or its operation, business, rights and agreements related to the development and provision of services under such trademarks;

  Gloinfo shall retain all “Intervoz” and “Televoz” customers;

  Arvana Com will retain ownership and operating control of the technology platform currently used by Gloinfo to service their customers and will lease the equipment underlying this technology platform to Gloinfo on the terms of an equipment lease expiring February 28, 2007;

  Gloinfo will have a 30 day option to purchase from Arvana Com certain computer equipment;

  All employees that were to be transferred to Arvana Com as a result of the Investment Agreement will remain employees of Gloinfo;

  The equipment lease agreement executed concurrently with the Investment Agreement has been terminated;

  The office space lease agreement executed concurrently with the Investment Agreement has been amended to reduce the leased space and to provide for a reduced lease term;

  The parties have affirmed the non-competition, non-solicitation and confidentiality agreement executed concurrently with the Investment Agreement;

  The parties have agreed to the settlement of the amount owed by Gloinfo to Arvana Com, which settlement included an offset against the debt for certain expenses incurred by Gloinfo on behalf of Arvana Com, pursuant to which Gloinfo has agreed to pay R$125,000 (equivalent to US$58,297 based on the exchange rate of US$1.00/R$2.14 as at November 2, 2006) to Arvana Com by June 30, 2007.

SECTION 3 – SECURITIES AND TRADING MATTERS

Item 3.02 Unregistered Sales of Equity Securities

On October 31, 2006, we completed a private placement with three investors of 2,625,000 shares of our common stock at a price of US$0.40 per share for total proceeds of US$1,050,000. A commission of US$73,500 was paid in connection with the private placement transaction. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Robert Russell has resigned as one of our directors effective November 1, 2006.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements Of Business Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1

Termination Agreement between Arvana Inc., Gloinfo 500 Soluções EM Telemática Ltda., Paulo Santos Messina and Lucia Sangiacomo Messina, Arvana Participações S.A., Arvana Comunicações do Brasil S. A. and Arvana Networks Inc. dated October 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVANA INC.

	By:	/s/ Michael Jervis
DATE: November 6, 2006
Michael Jervis
President